UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 15, 2006


                             CATCHER HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

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               DELAWARE                 000-50299               62-0201385
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    (State or Other Jurisdiction of    (Commission           (I.R.S. Employer
            Incorporation)             File Number)       Identification Number)
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                             39526 CHARLESTOWN PIKE
                            HAMILTON, VIRGINIA 20158
          (Address of Principal Executive Offices, including zip code)

                                 (540) 882-3087
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 15, 2006, Catcher Holdings, Inc. (the "Company") entered into a Securities Purchase Agreement with accredited investors and closed on the private placement of one million one hundred twenty one thousand (1,121,000) Units at a price of $5.00 per Unit for aggregate proceeds of $5,605,000. An additional second closing occurred on March 17, 2006 for the private placement of two hundred twenty thousand (220,000) Units at a price of $5.00 per Unit for aggregate proceeds of $1,100,000. Each Unit consists of two shares of our common stock (the "Shares") and a warrant to purchase one share of our common stock with an exercise price of $3.50 per share. Such warrants will expire in five years unless previously exercised. In addition, in connection with the private placement, the Company is obligated to issue to Emerging Growth Equities, Ltd, the placement agent in the private placement, a warrant to purchase up to One Hundred One Thousand Two Hundred Eighty (101,280) Units at an exercise price of $5,00 per Unit. Such warrant will expire in five years unless previously exercised.

         The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws. Under the terms of a Registration Rights Agreement executed in connection with the private placement, the Company will be obligated to register the shares for resale on a registration statement to be filed within 45 days of the closing of the transaction and to use commercially reasonable efforts to register or qualify the shares for resale in certain states.

         The description of the transaction set forth above is qualified in its entirety by reference to the form of Securities Purchase Agreement, Common Stock Warrant and Registration Rights Agreement, forms of which are filed with this current report as Exhibits 10.1, 10.2 and 10.3, respectively.

         On March 21, 2006, the Company issued a press release regarding the signing of the Securities Purchase Agreement and the closing of the private placement, a copy of which is filed as Exhibit 99.1 to this current report.

         This Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

         The information set forth above under ITEM 1.01, ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT, is hereby incorporated by reference into this Item 3.02.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

         (d)      EXHIBITS.

         EXHIBIT NO.   DESCRIPTION
         -----------   ---------------------------------------------------------
         10.1          Form of Securities Purchase Agreement by and among
                       the Company and the investors identified on the signature pages thereto, dated as of March 15, 2006.

         10.2 Form of Common Stock Warrant to be executed by the Company and the investors identified on the signature pages thereto.

         10.3 Form of Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto, dated as of March 15, 2006.

         99.1          Press release of the Company issued on March 21, 2006.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CATCHER HOLDINGS, INC.


March 20, 2006                         By:          /s/ Charles Sander
                                           -------------------------------------
                                                      Charles Sander
                                           President and Chief Executive Officer


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2
sd-303385

sd-303385
                                  EXHIBIT INDEX



EXHIBIT NO.       DESCRIPTION
-----------       --------------------------------------------------------------
10.1              Form of Securities Purchase Agreement by and among the Company and the investors identified on the signature pages thereto, dated as of March 15, 2006.

10.2 Form of Common Stock Warrant to be executed by the Company and the investors identified on the signature pages thereto.

10.3 Form of Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto, dated as of March 15, 2006.

99.1              Press release of the Company issued on March 21, 2006.

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